Employee benefits and share-based payments	12 Months Ended
Jun. 30, 2025
Employee benefits and share-based payments
Employee benefits and share-based payments

29. Employee benefits and share-based payments

Incentive Plan

The In September 2011, the Group established a share-based incentive plan aimed at certain employees, directors, and members of the senior management of IRSA and Cresud Under this plan, during fiscal years 2011, 2012, and 2013, the beneficiaries were entitled to receive shares of IRSA and Cresud based on a percentage of their annual bonus, subject to the fulfillment of certain conditions, including the requirement to remain employed for at least five years.

These shares are classified as treasury stock of IRSA and Cresud and are transferred to the beneficiaries who have met the required conditions once they leave the Company, provided that their termination is not for just cause by the Company. Nevertheless, until such termination occurs, the beneficiaries are entitled to the economic rights of said shares, while the political rights are exercised by the trust holding ownership of the assigned shares.

For the fiscal years ended June 30, 2025 and 2024, the Group has incurred a charge related to the Incentive Plan of ARS 14.49 and ARS 4.25, respectively.

The evolution of the shares allocated to the plan’s beneficiaries and delivered during fiscal years 2025, 2024, and 2023 is as follows:

	06.30.2025	06.30.2024	06.30.2023
At the beginning	1,671,877	1,773,528	1,865,505
Delivered	(57,475)	(101,651)	(91,977)
At the end	1,614,402	1,671,877	1,773,528

The fair value determined at the time of granting the plan after obtaining all the corresponding authorizations was ARS 23.5 per share of IRSA. This fair value was estimated by taking into account the market price of the shares of the Company on said date.

Defined contribution plan

The Group operates a defined contribution plan (the “Plan”) which covers certain selected managers. The Plan was effective as from January 1, 2006. Participants can make pre-tax contributions to the Plan of up to 2.5% of their monthly salary (“Base Contributions”) and up to 15% of their annual bonus (“Extraordinary Contributions”). Under the Plan, the Group matches employee contributions to the plan at a rate of 200% for Base Contributions and 300% for Extraordinary Contributions.

All contributions are invested in funds administered outside of the Group. Participants or their assignees, as the case may be, will have access to the 100% of the Company contributions under the following circumstances:

(i)	ordinary retirement in accordance with applicable labor regulations;
(ii)	total or permanent incapacity or disability;
(iii)	death.

In case of resignation or termination without fair cause, the manager will receive the Group’s contribution only if he or she has participated in the Plan for at least 5 years. Starting from July 1, 2023, contributions will only be made at 100% of the Basic Contributions.

On July 1, 2023, a new ILP plan came into effect, which covers certain key positions. This is a compensation plan in which participants are entitled to receive a defined contribution if the objectives set by the company for the next three fiscal years are achieved. To receive the contribution, beneficiaries are required to remain with the Company until the end of the program on June 30, 2026, and meet the objectives.

Contributions made by the Group under the Plan amount to ARS 2,859 and ARS 1,956 for the fiscal years ended June 30, 2025 and 2024, respectively.